MASSMUTUAL FUNDS
MassMutual Small Cap Growth Equity Fund
Supplement dated March 4, 2026 to the
Prospectus dated February 1, 2026 and the
Summary Prospectus dated February 1, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective immediately, the following information supplements the information found under the heading Portfolio Manager(s) in the section titled Management (on page 30 of the Prospectus):
Justin Livengood, CFA is a Portfolio Manager at Invesco Advisers. He has managed the Fund since February 2026.
Effective immediately, the following information supplements the information for Invesco Advisers, Inc. found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 51 of the Prospectus:
Justin Livengood, CFA

is a portfolio manager of the MassMutual Small Cap Growth Equity Fund. Mr. Livengood is a Portfolio Manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was a Senior Portfolio Manager of OppenheimerFunds, Inc. (“OFI”) since 2006. Prior to joining OFI, Mr. Livengood was a Vice President and Fund Analyst with Merrill Lynch Investment Managers.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELPRO-26-01
SCGE-26-01

MASSMUTUAL FUNDS
MassMutual Small Cap Growth Equity Fund
Supplement dated March 4, 2026 to the
Statement of Additional Information dated February 1, 2026
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
Effective immediately, the following information replaces similar information for the MassMutual Small Cap Growth Equity Fund (the “Fund”) found under Invesco Advisers, Inc. on page B-211 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the Small Cap Growth Equity Fund are Justin Livengood, Ash Shah, and Ronald Zibelli, Jr.
Effective immediately, the following information supplements the information for the Fund found on page B-211 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Justin Livengood
Registered investment companies **	6	$10,577.0 million	0	$0
Other pooled investment vehicles	3	$391.3 million	0	$0
Other accounts	39***	$4.1 million	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Small Cap Growth Equity Fund.
***
These are accounts of individual investors for which Invesco Advisers provides investment advice. Invesco Advisers offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Ownership of Securities:
As of December 31, 2025, Mr. Livengood did not own any shares of the Small Cap Growth Equity Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELSAI-26-01